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                               Exhibit 32.2





                       CERTIFICATION PURSUANT TO


                         18 U.S.C. SECTION 1350


                         AS ADOPTED PURSUANT TO
             SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Warning Model Management, Inc. (the "Company") on Form 10QSB/A for the period ending March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Stanley Tepper, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that to the best of the undersigned's knowledge and belief:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.




 /s/  Stanley Tepper
 ------------------------------
 Stanley Tepper
 Chief Financial Officer
 November 24, 2003


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